UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2017
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AVADEL PHARMACEUTICALS PLC
(Exact name of registrant as specified in its charter)
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Ireland (State or Other Jurisdiction of Incorporation)	000-28508 (Commission File Number)	98-1341933 (I.R.S. Employer Identification No.)
Block 10-1 Blanchardstown Corporate Park, Ballycoolin Dublin 15, Ireland (Address of Principal Executive Offices)	Not Applicable (Zip Code)

Registrant's telephone number, including area code: +353 1 485 1200
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01      Regulation FD Disclosure.

        On May 12, 2017, Avadel Pharmaceuticals plc, a public limited company organized under the laws of Ireland (the "Company"), filed with the Irish Companies Registration Office, pursuant to certain requirements of the Irish Companies Act 2014, the Initial Financial Statements (as hereinafter defined) of the Company, consisting of certain unconsolidated financial information of the Company for the period from December 1, 2015 (the Company's date of incorporation) to December 31, 2016.  The Initial Financial Statements of the Company comprise the statement of directors' responsibilities, the statement of comprehensive income, the statement of changes in equity, the statement of financial position, the statement of cashflows and notes to the financial statements (collectively, the "Initial Financial Statements"), which are attached hereto as Exhibit 99.1 and incorporated by reference herein.  Unlike the Company's consolidated financial statements included in the Company's filings under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which present financial information on a consolidated basis with the Company's subsidiaries and are prepared in accordance with generally accepted accounting principles in the United States, the Initial Financial Statements provide certain unconsolidated Company-only financial information and have been prepared in accordance with accounting standards issued by the Financial Reporting Council and promulgated by Chartered Accountants Ireland (Generally Accepted Accounting Practice in Ireland). Therefore, the information in this Item 7.01, including Exhibit 99.1, may not be comparable to, but should be read in conjunction with, the information contained in the Company's filings under the Exchange Act.

        The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in that filing. The Company does not undertake any obligation to update the information contained in this Item 7.01, including Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

99.1	Avadel Pharmaceuticals plc Initial Financial Statements for the period from December 1, 2015 to December 31, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
          AVADEL PHARMACEUTICALS PLC
          By:     /s/ Michael F. Kanan
           Michael F. Kanan
           Senior Vice President, Chief Financial Officer

Date: May 12, 2017

Exhibit Index

99.1	Avadel Pharmaceuticals plc Initial Financial Statements for the period from December 1, 2015 to December 31, 2016.